UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 27, 2010
Date of Report (Date of earliest event reported)

FIRST COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

(276) 326-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year Submission of Matters to a Vote of Security Holders

On April 27, 2010, the shareholders of First Community Bancshares, Inc. (the “Company”) approved an amendment to the Articles of Incorporation of the Company to increase the number of authorized common shares to 50 million.  The first sentence of Article FOURTH of the Company’s Articles of Incorporation is amended to read as follows:

“The total number of shares of capital stock that the Corporation has authority to issue is 51,000,000 shares, including Fifty Million (50,000,000) shares of common stock, with a par value of One Dollar ($1.00) per share (hereinafter, the “Common Stock”), and One Million (1,000,000) shares of preferred stock (hereinafter, the “Preferred Stock”), whose par value, voting powers designations, preferences, interest rate, limitations, restrictions and relative rights shall be determined from time to time by resolution of the Board of Directors of the Corporation.”

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 27, 2010, First Community Bancshares, Inc. held its annual shareholders’ meeting.  At the meeting, the Company’s shareholders: (i) elected each of the three persons listed below under Proposal 1 to serve as director of the Company for a term that will continue until the 2013 annual meeting of shareholders; (ii) approved an amendment to the Articles of Incorporation of the Company to increase the number of authorized common shares; (iii) ratified the appointment of Dixon Hughes PLLC as the Company’s independent registered public accountants; and (iv) approved, on a non-binding advisory basis, the Company’s executive compensation program for 2009.

The following tables summarize the results of the voting by the Company’s shareholders.

Proposal 1: To elect three directors to serve until the 2013 annual shareholders meeting.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes

Allen T. Hamner	10,033,362	637,915	2,855,834
Richard S. Johnson	9,675,824	995,453	2,855,834
John M. Mendez	10,041,529	629,748	2,855,834

Proposal 2: To approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized common shares.

Votes FOR	Votes AGAINST	Votes ABSTAIN

9,058,228	4,405,875	63,008

Proposal 3: To ratify the appointment of Dixon Hughes PLLC as the Company’s independent registered public accountants.

Votes FOR	Votes AGAINST	Votes ABSTAIN

13,387,298	109,939	29,874

Proposal 4: To approve, on a non-binding advisory basis, the Company’s executive compensation program for 2009.

Votes FOR	Votes AGAINST	Votes ABSTAIN

12,846,894	525,535	154,682

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	April 27, 2010	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer